UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.    )

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SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

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PRELIMINARY COPY

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.
800 Westchester Avenue, Suite 632

Rye Brook, NY 10573

NOTICE OF SPECIAL MEETING IN LIEU OF THE

2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD June [●], 2020

To the Stockholders of Schultze Special Purpose Acquisition Corp.:

You are cordially invited to attend the special meeting in lieu of the 2020 annual meeting (the “special meeting”) of stockholders of Schultze Special Purpose Acquisition Corp. (“Schultze,” “Company,” “we,” “us” or “our”) to be held on June [●], 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

●	a proposal to amend (the “Charter Amendment”) Schultze’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Schultze has to consummate a business combination (the “Extension”) from June 13, 2020 to September 30, 2020 (the “Extended Date”);

●	a proposal to re-elect (the “Director Proposal”) two directors to Schultze’s board of directors (the “Board”), with each such director to serve until the second annual meeting of stockholders following this special meeting or until his successor is elected and qualified; and

●	a proposal to ratify the selection by our audit committee of Marcum LLP to serve as Schultze’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (the “Auditor Proposal”).

Each of the Charter Amendment, Director Proposal and Auditor Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment is to allow Schultze more time to complete an initial business combination. Schultze’s initial public offering (“IPO”) prospectus and charter provide that Schultze has until June 13, 2020 to complete a business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before June 13, 2020 to complete a business combination, including as a result of delays due to the coronavirus (COVID-19) pandemic. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that Schultze has to consummate a business combination to the Extended Date. In the event that Schultze enters into a definitive agreement for a business combination prior to the special meeting, Schultze will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Holders (“public stockholders”) of shares of Schultze’s common stock, par value $0.0001 per share (“common stock”), sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Schultze believes that such redemption right protects Schultze’s public stockholders from having to sustain their investments for an unreasonably long period if Schultze does not find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to Schultze’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Schultze estimates that the per-share pro rata portion of the trust account will be approximately $10.21 at the time of the special meeting, based on the approximate amount of $132.9 million held in the trust account as of March 31, 2020. The closing price of Schultze’s common stock on May [●], 2020 was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more for each share than if such stockholder sold the shares in the open market. Schultze cannot assure stockholders that they will be able to sell their shares of Schultze’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment is not approved and we do not consummate a business combination by June 13, 2020, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment is approved and we do not file such amendment to our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Schultze’s common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment, a plurality of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon is required to approve the Auditor Proposal.

The Board has fixed the close of business on May 8, 2020 as the date for determining Schultze stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Schultze’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment, the Director Proposal and the Auditor Proposal are fair to and in the best interests of Schultze and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and Schultze’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment, the Director Proposal, the Auditor Proposal and the special meeting. In light of the ongoing health concerns relating to the coronavirus (COVID-19) pandemic and to best protect the health and welfare of Schultze’s stockholders and personnel, we urge stockholders not to attend the special meeting in person. Stockholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

The special meeting is currently scheduled to be held in person as indicated above. However, we are actively monitoring the COVID-19 situation, and if we determine that it is not possible or advisable to hold the special meeting in person, or to hold the special meeting on the time or date or at the location indicated above, we will announce alternative arrangements for the special meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the special meeting. Any such change will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission.

Dated: May [●], 2020

By Order of the Board of Directors,

Chairman, Chief Executive Officer and President

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June [●], 2020: This notice of special meeting and the accompanying proxy statement are available at [●].

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.
800 Westchester Avenue, Suite 632

Rye Brook, NY 10573

SPECIAL MEETING IN LIEU OF

2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD June [●], 2020

PROXY STATEMENT

The special meeting in lieu of the 2020 annual meeting of stockholders (the “special meeting”) of Schultze Special Purpose Acquisition Corp. (“Schultze,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on June [●], 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

●	a proposal to amend (the “Charter Amendment”) Schultze’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Schultze has to consummate a business combination (the “Extension”) from June 13, 2020 to September 30, 2020 (the “Extended Date”);

●	a proposal to re-elect (the “Director Proposal”) two directors to Schultze’s board of directors (the “Board”), with each such director to serve until the second annual meeting of stockholders following this special meeting or until his successor is elected and qualified; and

●	a proposal to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as Schultze’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (the “Auditor Proposal”).

The Charter Amendment is essential to the overall implementation of the Board’s plan to extend the date that Schultze has to complete a business combination. The purpose of the Charter Amendment is to allow Schultze more time to complete an initial business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before June 13, 2020 to complete a business combination, including as a result of delays due to the coronavirus (COVID-19) pandemic. Accordingly, the Board believes that in order to be able to consummate an initial business combination we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that Schultze has to consummate a business combination to the Extended Date. In the event that Schultze enters into a definitive agreement for a business combination prior to the special meeting, Schultze will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Schultze’s common stock, par value $0.0001 per share (“common stock”), entitled to vote thereon at the special meeting is required to approve the Charter Amendment, a plurality of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon is required to approve the Auditor Proposal.

Holders (“public stockholders”) of shares of Schultze’s common stock (“public shares”) sold in Schultze’s initial public offering (“IPO”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of the business combination when it is submitted to the stockholders.

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The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $132.9 million that was in the trust account as of March 31, 2020. In such event, Schultze may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to Schultze or at all.

If the Charter Amendment is not approved and we do not consummate a business combination by June 13, 2020, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment is approved and we do not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, Schultze’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of Schultze’s common stock which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Schultze’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, Schultze Special Purpose Acquisition Sponsor, LLC (our “sponsor”) has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that our sponsor will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (2) as to any claims for indemnification by the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are Schultze’s securities. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment proposal will constitute consent for Schultze to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the trust account and be available for use by Schultze to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares in connection with the Charter Amendment proposal will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment is approved.

The record date for the special meeting is May 8, 2020. Record holders of Schultze’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 16,250,000 outstanding shares of Schultze’s common stock. Schultze’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated May [●], 2020 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this proxy statement.

Q.	Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of the 2020 annual meeting of stockholders to be held on June [●], 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Schultze is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In December 2018, Schultze consummated the IPO from which it derived gross proceeds of $130 million. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before a certain date (in our case, June 13, 2020). The Board believes that it is in the best interests of the stockholders to continue Schultze’s existence until the Extended Date in order to allow Schultze more time to complete such business combination and is submitting this proposal to the stockholders to vote upon. In addition, we are proposing the re-election of two directors to the Board and the ratification of the selection by our audit committee of Marcum to serve as Schultze’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Q.	What is included in these materials?	These materials include:

●	This proxy statement for the special meeting;

●	Schultze’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2020.

Q.	What is being voted on?	A. You are being asked to vote on:

●	a proposal to amend Schultze’s charter to extend the date by which Schultze has to consummate a business combination to the Extended Date; and

●	a proposal to re-elect two directors to the Board, with each such director to serve until the second annual meeting of stockholders following this special meeting or until his successor is elected and qualified; and

●	a proposal to ratify the selection by our audit committee of Marcum to serve as Schultze’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Charter Amendment proposal is essential to the overall implementation of the Board’s plan to extend the date that Schultze has to complete a business combination. In the event that Schultze enters into a definitive agreement for a business combination prior to the special meeting, Schultze will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment proposal will constitute consent for Schultze to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for Schultze’s use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. Schultze cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $132.9 million that was in the trust account as of March 31, 2020. In such event, Schultze may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to Schultze or at all.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by June 13, 2020, or if the Charter Amendment proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Schultze’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. Schultze will pay the costs of liquidation from its remaining assets held outside of the trust account.

Q.	Why is Schultze proposing the Charter Amendment proposal?

A. Schultze’s charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before June 13, 2020. Accordingly, the trust agreement we entered into with Continental Stock Transfer & Trust Company, as trustee, in connection with the IPO (as described in the IPO prospectus), provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in Schultze’s charter. As we explain below, Schultze believes it will not be able to complete a business combination by that date.

While Schultze is currently in discussions with respect to several business combination opportunities, Schultze has not yet executed a definitive agreement for a business combination. Schultze currently anticipates entering into such an agreement with one of its prospective targets, but Schultze does not expect to be able to consummate such a business combination by June 13, 2020, including as a result of delays due to the coronavirus (COVID-19) pandemic. We are asking for an extension of this timeframe in order to complete an initial business combination.

Because Schultze believes it will not be able to conclude a business combination within the permitted time period, Schultze has determined to seek stockholder approval to extend the date by which Schultze has to complete a business combination.

Schultze believes that given Schultze’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment to extend Schultze’s corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or Schultze has not consummated a business combination by the Extended Date.

Q.	Why should I vote for the Charter Amendment?

A. The Board believes stockholders should have an opportunity to evaluate an initial business combination with one or more of the targets with which Schultze is in discussions. Accordingly, the Board is proposing the Charter Amendment to extend the date by which Schultze has to complete a business combination until the Extended Date and to allow for the Election.

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Schultze’s common stock is required to effect an amendment to Schultze’s charter that would extend its corporate existence beyond June 13, 2020. Additionally, Schultze’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Schultze’s corporate existence is extended. We believe that this charter provision was included to protect Schultze stockholders from having to sustain their investments for an unreasonably long period if Schultze did not find a suitable business combination in the timeframe contemplated by the charter. Given Schultze’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Schultze is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with Schultze’s charter and IPO prospectus.

Q.	How do the Schultze insiders intend to vote their shares?

A. All of Schultze’s directors, executive officers and their respective affiliates are expected to vote any shares of Schultze’s common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment proposal, Director Proposal and Auditor Proposal.

Schultze’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased in the open market by Schultze’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, Schultze’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 3,250,000 founder shares, representing 20% of Schultze’s issued and outstanding common stock. Schultze’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Schultze’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment proposal. Any public shares held by affiliates of Schultze may be voted in favor of the Charter Amendment proposal.

Q.	What vote is required to approve each of the proposals?

A. The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Schultze’s common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment, a plurality of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon is required to approve the Auditor Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the re-election of each of the directors in the Director Proposal or the approval of the Auditor Proposal. With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Q.	What if I don’t want to vote for the Charter Amendment proposal?	A. If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q.	Will you seek any further extensions to liquidate the trust account?	A. Other than the Extension until the Extended Date as described in this proxy statement, Schultze does not currently anticipate seeking any further extension to consummate a business combination. Schultze has provided that all holders of public shares, including those who vote for the Charter Amendment, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the special meeting which is scheduled for June [●], 2020. Those holders of public shares who elect not to redeem their shares in connection with the Charter Amendment proposal will retain redemption rights with respect to future business combinations, or, if Schultze does not consummate a business combination by the Extended Date, such holders will be entitled to their pro rata portion of the trust account on such date.

Q.	What happens if the Charter Amendment is not approved?

A. If the Charter Amendment is not approved and we have not consummated a business combination by June 13, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Schultze’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Schultze will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q.	If the Charter Amendment proposal is approved, what happens next?	A. Schultze will continue its efforts to execute a definitive agreement for a business combination with one or more targets.

If Schultze executes such an agreement, we will seek to complete the business combination, which will involve:

●	completing proxy materials;

●	establishing a meeting date and record date for considering a proposed business combination and distributing proxy materials to stockholders; and

●	holding a special meeting to consider such proposed business combination.

Schultze is seeking approval of the Charter Amendment because Schultze believes it will not be able to complete all of the above listed tasks prior to June 13, 2020.

Upon approval by holders of at least sixty-five percent (65%) of Schultze’s common stock outstanding as of the record date, Schultze will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Schultze will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, common stock and warrants will remain publicly traded.

If the Charter Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Schultze’s common stock held by Schultze’s directors and officers through the founder shares.

If the Charter Amendment proposal is approved, but Schultze does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Schultze’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Schultze will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q.	Would I still be able to exercise my redemption rights if I vote against the proposed business combination?	A. Unless you elect to redeem all of your shares, you will be able to vote on any proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in Schultze’s charter.

Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Schultze’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902. As discussed below, in light of the ongoing health concerns relating to the coronavirus (COVID-19) pandemic, we urge stockholders not to attend the special meeting in person.

Q.	How are votes counted?

A. Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment proposal must be approved by the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Schultze’s common stock entitled to vote thereon at the special meeting. The re-election of each of the directors in the Director Proposal requires a plurality of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon. The Auditor Proposal must be approved by the affirmative vote of at least a majority of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon.

With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. A stockholder’s failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares of Schultze’s common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the re-election of each of the directors in the Director Proposal or the Auditor Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment proposal and the Director Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Proposal.

Q.	What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment proposal, Director Proposal and Auditor Proposal if at least a majority of the outstanding shares of Schultze’s common stock on the record date are represented by stockholders present at the special meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?

A. Only holders of record of Schultze’s common stock at the close of business on May 8, 2020, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 16,250,000 shares of Schultze’s common stock, including 13,000,000 public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Schultze’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

In light of the ongoing health concerns relating to the coronavirus (COVID-19) pandemic and to best protect the health and welfare of Schultze’s stockholders and personnel, we urge stockholders not to attend the special meeting in person. Stockholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q.	How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment is fair to and in the best interests of Schultze and its stockholders. The Board recommends that Schultze’s stockholders vote “FOR” the Charter Amendment. In addition, the Board recommends that you vote “FOR” the Director Proposal to re-elect each of William G. LaPerch and William T. Allen to the Board and “FOR” the Auditor Proposal, to ratify the selection by our audit committee of Marcum to serve as Schultze’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Q.	What interests do Schultze’s directors and officers have in the approval of the proposals?	A. Schultze’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of Schultze’s Directors and Officers.”

Q.	What if I object to the Charter Amendment? Do I have appraisal rights?	A. If you do not want the Charter Amendment to be approved, you must vote against the proposal, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future business combination Schultze proposes. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment. In addition, public stockholders who do not make the Election would be entitled to redemption if Schultze has not completed a business combination by the Extended Date. Schultze stockholders do not have appraisal rights in connection with the Charter Amendment under the DGCL.

Q.	What happens to the Schultze warrants if the Charter Amendment is not approved?	A. If the Charter Amendment is not approved and we have not consummated a business combination by June 13, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q.	What happens to the Schultze warrants if the Charter Amendment is approved?	A. If the Charter Amendment proposal is approved, Schultze will continue to attempt to execute a definitive agreement for a business combination, and if successful, will attempt to complete such business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q.	What do I need to do now?	A. Schultze urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a Schultze stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A. If you are a holder of record of Schultze’s common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Schultze’s common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

In light of the ongoing health concerns relating to the coronavirus (COVID-19) pandemic and to best protect the health and welfare of Schultze’s stockholders and personnel, we urge stockholders not to attend the special meeting in person. Stockholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

The special meeting is currently scheduled to be held in person as indicated above. However, we are actively monitoring the COVID-19 situation, and if we determine that it is not possible or advisable to hold the special meeting in person, or to hold the special meeting on the time or date or at the location indicated above, we will announce alternative arrangements for the special meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the special meeting. Any such change will be announced via press release and the filing of additional proxy materials with the SEC.

Q.	How do I redeem my shares of Schultze’s common stock?

A. If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if Schultze has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, Schultze’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of Schultze’s common stock.

Q.	Who is paying for this proxy solicitation?	A. Schultze will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A. If you have questions, you may write or call Schultze’s proxy solicitor:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

Email: SAMA.info@investor.morrowsodali.com

You may also obtain additional information about Schultze from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to Schultze as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Schultze’s views as of any subsequent date and Schultze undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	Schultze’s ability to effect the Charter Amendment or consummate a business combination;

●	unanticipated delays in the distribution of the funds from the trust account;

●	claims by third parties against the trust account; or

●	Schultze’s ability to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated December 10, 2018 (Registration No. 333-228494) and Schultze’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Schultze

We are a blank check company formed pursuant to the laws of the State of Delaware on June 11, 2018 for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On December 13, 2018, we consummated the IPO of 13,000,000 units, with each unit consisting of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. The units in the IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $130,000,000. Simultaneously with the closing of the IPO, we consummated the sale of 4,150,000 warrants (“private placement warrants”) at a price of $1.00 per private placement warrant in a private placement to our sponsor, generating gross proceeds of $4,150,000 (the “private placement”).

Immediately following the closing of the IPO, a total of $130,000,000 ($10.00 per unit) of the net proceeds from the IPO and the private placement was placed in a trust account established for the benefit of our public stockholders, with Continental Stock Transfer & Trust Company acting as trustee. As of March 31, 2020, Schultze had approximately $132.9 million in the trust account.

In September 2018, our sponsor purchased 4,312,500 founder shares for an aggregate purchase price of $25,000. Our sponsor subsequently transferred certain founder shares to our independent directors at the same price originally paid for such shares. In December 2018, our sponsor forfeited 575,000 founder shares. Following the expiration of the underwriters’ over-allotment option on January 24, 2019, our sponsor forfeited 487,500 shares, so that our initial stockholders continue to own 20% of our issued and outstanding shares.

The units began trading on December 11, 2018 on the Nasdaq Capital Market (“Nasdaq”) under the symbol “SAMAU.” Commencing on January 9, 2019, the securities comprising the units began separate trading. The units, common stock and warrants are trading on Nasdaq under the symbols “SAMAU,” “SAMA” and “SAMAW,” respectively.

The mailing address of Schultze’s principal executive office is Schultze Special Purpose Acquisition Corp., 800 Westchester Avenue, Suite 632, Rye Brook, NY 10573, and our telephone number is (914) 701-5260. Our corporate website is www.samcospac.com. The contents of our corporate website are not incorporated into this filing and our reference to the URL of our corporate website is intended to be an inactive textual reference only.

The Potential Business Combination

Schultze is currently in discussions with multiple targets to complete a business combination that would qualify as an initial business combination under its charter. In the event that Schultze enters into a definitive agreement for a business combination prior to the special meeting, Schultze will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or Schultze has not consummated a business combination by the Extended Date.

The Special Meeting

Date, Time and Place. The special meeting in lieu of the 2020 annual meeting of Schultze’s stockholders will be held on June [●], 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of Schultze’s common stock at the close of business on May 8, 2020, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Schultze’s warrants do not carry voting rights.

Votes Required. The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Schultze’s common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment, a plurality of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon is required to approve the Auditor Proposal. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment and no effect on either the Director Proposal or the Auditor Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment and no effect on either of the Director Proposal or the Auditor Proposal.

At the close of business on the record date, there were 16,250,000 outstanding shares of Schultze’s common stock, including 13,000,000 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for June [●], 2020, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment, abstain or do not vote.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment, Director Proposal and Auditor Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Schultze has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $22,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Schultze. In addition, officers and directors of Schultze may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Schultze will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. Schultze may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

Schultze is proposing to amend its charter to extend the date by which Schultze has to consummate a business combination from June 13, 2020 to the Extended Date.

The Charter Amendment is essential to the overall implementation of the Board’s plan to allow Schultze more time to complete a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by June 13, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to the charter of Schultze is attached to this proxy statement as Annex A.

Reasons for the Proposal

Schultze’s IPO prospectus and charter provide that Schultze has until June 13, 2020 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before June 13, 2020 to complete a business combination, including as a result of delays due to the coronavirus (COVID-19) pandemic. The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Schultze’s common stock is required to extend Schultze’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Schultze’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case that Schultze’s corporate existence is extended as described above. Because Schultze continues to believe that a business combination would be in the best interests of Schultze’s stockholders, and because Schultze believes it will not be able to conclude a business combination within the permitted time period, Schultze has determined to seek stockholder approval to extend the date by which Schultze has to complete a business combination beyond June 13, 2020 to the Extended Date.

We believe that the foregoing charter provisions were included to protect Schultze stockholders from having to sustain their investments for an unreasonably long period, if Schultze did not find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Schultze’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Schultze is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Schultze’s charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment proposal is not approved and we have not consummated a business combination by June 13, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Schultze’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to Schultze’s warrants which will expire worthless in the event we wind up. Schultze will pay the costs of liquidation from its remaining assets held outside of the trust account.

If the Charter Amendment proposal is not approved, Schultze will not effect the Extension, and in the event Schultze does not complete a business combination on or before June 13, 2020, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment proposal is approved, Schultze will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Schultze will remain a reporting company under the Exchange Act and its units, common stock and warrants will remain publicly traded. Schultze will then continue to work to complete a business combination by the Extended Date.

If the Charter Amendment proposal is approved, but Schultze does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Schultze’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Schultze will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or Schultze has not consummated a business combination by the Extended Date.

If the Charter Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and Schultze’s net asset value. Schultze cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $132.9 million that was in the trust account as of March 31, 2020.

Redemption Rights

If the Charter Amendment proposal is approved, Schultze will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if Schultze has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE [●], 2020 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, Schultze’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and Schultze’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is Schultze’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. Schultze does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. Schultze anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, Schultze will redeem each public share for a pro rata portion of the funds available in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable, calculated as of two days prior to the filing of the amendment to the charter. As of March 31, 2020, this would amount to approximately $10.21 per share. The closing price of Schultze’s common stock on May [●], 2020 was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[●] more for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of Schultze’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to Schultze’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that our sponsor will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (2) as to any claims for indemnification by the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are Schultze’s securities. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of Schultze’s common stock entitled to vote thereon at the special meeting. If the Charter Amendment proposal is not approved and Schultze is unable to complete a business combination on or before June 13, 2020, it will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of Schultze’s directors, executive officers and their affiliates are expected to vote any shares of Schultze’s common stock owned by them in favor of the Charter Amendment. On the record date, directors and executive officers of Schultze and their affiliates beneficially owned and were entitled to vote 3,250,000 shares of Schultze’s common stock representing 20% of Schultze’s issued and outstanding common stock.

In addition, Schultze’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment proposal and elected to redeem their shares for a portion of the trust account. Any shares of Schultze’s common stock held by affiliates will be voted in favor of the Charter Amendment proposal.

Interests of Schultze’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that Schultze’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Charter Amendment is not approved and we do not consummate a business combination by June 13, 2020 as contemplated by our IPO prospectus and in accordance with our charter, the 3,250,000 shares of Schultze’s common stock held by Schultze officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 4,150,000 private placement warrants that were acquired simultaneously with the IPO by our sponsor for an aggregate purchase price of $4,150,000, which will expire. Such common stock and warrants had an aggregate market value of approximately $[●] based on the last sale price of Schultze’s common stock and warrants of $[●] and $[●], respectively, on Nasdaq on May [●], 2020;

●	In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by Schultze for services rendered, contracted for or products sold to Schultze;

●	All rights specified in Schultze’s charter relating to the right of officers and directors to be indemnified by Schultze, and of Schultze’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and Schultze liquidates, Schultze will not be able to perform its obligations to its officers and directors under those provisions;

●	None of Schultze’s executive officers or directors has received any cash compensation for services rendered to Schultze. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

●	Schultze’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Schultze’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of Schultze’s initial business combination. However, if Schultze fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, Schultze will most likely not be able to reimburse these expenses if the proposed business combination is not completed; and

●	Schultze has entered into an agreement with our sponsor, pursuant to which Schultze pays up to $10,000 per month for general and administrative services, including office space, utilities and administrative support. Upon the earlier of completion of a business combination or liquidation, Schultze will cease paying these monthly fees. Accordingly, our sponsor may receive payments in excess of the 18 payments originally contemplated, if the Charter Amendment is implemented.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment proposal is fair to, and in the best interests of, Schultze and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

We are a blank check company formed pursuant to the laws of the State of Delaware on June 11, 2018 for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On December 13, 2018, we consummated the IPO of 13,000,000 units, with each unit consisting of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. The units in the IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $130,000,000. Simultaneously with the closing of the IPO, we consummated the private placement to our sponsor of 4,150,000 private placement warrants at a price of $1.00 per private placement warrant, generating gross proceeds of $4,150,000.

Schultze’s IPO prospectus and charter provide that Schultze has until June 13, 2020 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before June 13, 2020 to complete a business combination, including as a result of delays due to the coronavirus (COVID-19) pandemic. The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Schultze’s common stock is required to extend Schultze’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Schultze’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case that Schultze’s corporate existence is extended as described above. Because Schultze continues to believe that a business combination would be in the best interests of Schultze’s stockholders, and because Schultze believes it will not be able to conclude a business combination within the permitted time period, Schultze has determined to seek stockholder approval to extend the date by which Schultze has to complete a business combination beyond June 13, 2020 to the Extended Date.

Schultze is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or Schultze has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Schultze’s common stock is required to effect an amendment to Schultze’s charter that would extend its corporate existence beyond June 13, 2020, except in connection with, and effective upon consummation of, a business combination. Additionally, Schultze’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case that Schultze’s corporate existence is extended as described above. We believe that these charter provisions were included to protect Schultze stockholders from having to sustain their investments for an unreasonably long period, if Schultze did not find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Schultze’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Schultze is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Schultze’s charter and IPO prospectus.

After careful consideration of all relevant factors, the Board determined that the Charter Amendment is fair to and in the best interests of Schultze and its stockholders.

Recommendation of the Board

The Board recommends that you vote “FOR” the Charter Amendment proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE DIRECTOR PROPOSAL

At the special meeting, stockholders are being asked to re-elect two directors to the Board to serve as the first class of directors.

Pursuant to Schultze’s charter, the Board is currently divided into two classes, Class I and Class II, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of the initial Class I directors expires at our first annual meeting stockholders and the term of the initial Class II directors expires at our second annual meeting of stockholders. Commencing at our first annual meeting of stockholders, and then at each following annual meeting of stockholders, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the second annual meeting following their election. Directors whose terms expire at an annual meeting of stockholders may also be re-elected for a further two-year period if nominated by the Board.

As the special meeting is in lieu of Schultze’s 2020 annual meeting of stockholders (being Schultze’s first annual meeting of stockholders since the IPO), the terms of the initial Class I directors, Messrs. LaPerch and Allen, will expire at the special meeting. However, the Board has nominated each of such individuals for re-appointment as Class I directors, to hold office until the second annual meeting of stockholders following this special meeting, or until his successor is elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect each of Messrs. LaPerch and Allen unless any such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that either nominee will be unavailable or, if elected, will decline to serve.

For a biography of Messrs. LaPerch and Allen, please see the section entitled “Management.”

Required Vote

The re-election of each of the directors in the Director Proposal requires a plurality of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon for each of the director nominees. You may vote for or withhold your vote for all, or any, of the nominees. Cumulative voting is not permitted in the election of directors.

All of Schultze’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of each of the directors named in the Director Proposal. On the record date, directors and executive officers of Schultze and their affiliates beneficially owned and were entitled to vote 3,250,000 shares of Schultze’s common stock representing 20% of Schultze’s issued and outstanding shares of Schultze’s common stock.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of the nominees named above.

THE AUDITOR PROPOSAL

We are asking our stockholders to ratify the selection by our audit committee of Marcum to serve as Schultze’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Our audit committee is directly responsible for appointing Schultze’s independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote. However, if the stockholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum to serve as Schultze’s independent registered public accounting firm for the fiscal year ending December 31, 2020, our audit committee intends to reconsider the selection of Marcum as Schultze’s independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2019 and the period from June 11, 2018 (inception) through December 31, 2018. Representatives of Marcum have been invited to but are not expected to be present at the special meeting.

The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of Schultze’s year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of Schultze’s annual financial statements, review of the financial information included in Schultze’s Forms 10-K and 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2019 and for the period from June 11, 2018 (inception) through December 31, 2018 totaled approximately $44,000 and $58,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of Schultze’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Schultze did not pay Marcum for consultations concerning financial accounting and reporting standards during the year ended December 31, 2019 and the period from June 11, 2018 (inception) through December 31, 2018.

Tax Fees

Schultze paid Marcum $5,665 and $-0- for tax planning and tax advice for the year ended December 31, 2019 and for the period from June 11, 2018 (inception) through December 31, 2018, respectively.

All Other Fees

Schultze did not pay Marcum for other services for the year ended December 31, 2019 and the period from June 11, 2018 (inception) through December 31, 2018.

Pre-Approval Policy

Our audit committee was formed in connection with the effectiveness of the registration statement for the IPO. As a result, our audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, our audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for Schultze by its auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).

Required Vote

The Auditor Proposal must be approved by the affirmative vote of at least a majority of the shares of Schultze’s common stock voted at the special meeting (in person or by proxy) and entitled to vote thereon.

Recommendation of the Board

The Board recommends that you vote “FOR” the Auditor Proposal.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
George J. Schultze	50	Chairman, Chief Executive Officer and President
Gary M. Julien	50	Executive Vice President and Director
Jeffrey M. Glick	58	Chief Financial Officer
Scarlett Du	52	Secretary
William G. LaPerch	64	Director
William T. Allen	63	Director
John J. Walker	67	Director

George J. Schultze

Mr. George J. Schultze, J.D., has been Schultze’s Chairman, CEO and President since Schultze’s founding on June 11, 2018. Mr. Schultze is also the Managing Member, Chairman of Investment Committee and Chairman of Strategy Committee and Founder at Schultze Asset Management, L.P. (“Schultze Asset Management”). Mr. Schultze is known as a foremost authority within the distressed and bankruptcy investment industry with nearly 25 years of related experience. Mr. Schultze is often interviewed and quoted in the media including CNBC and Bloomberg, and has published numerous articles in Forbes on distressed securities investing and high profile reorganizations as a contributing writer since 2013. He is also a frequent speaker at industry conferences and graduate business schools. Mr. Schultze is the author of The Art of Vulture Investing: Adventures in Distressed Securities Management (Wiley Finance, 2012). He has previously served as board director or liquidation trust or creditor committee member at Le Nature’s, American Plumbing & Mechanical, Armstrong World Industries, Atkins Nutritional, Breed Technologies, Chrysler, General Chemical Group, Horizon Natural Resources, Interstate Bakeries, M. Fabrikant & Sons, Power Plumbing, The Hedge Fund Association, Tropicana Entertainment, Tweeter Home Entertainment, Twinlab, United Airlines, US Timberlands, Washington Group International, and Werner Co. Mr. Schultze has served on the Litigation Trust Subcommittee for Tropicana Entertainment since July 2009, and he served on the Board of Directors of Home Products International from 2017 to 2018. Prior to founding Schultze Asset Management in 1998, Mr. Schultze focused on activist distressed investing at MD Sass. Before that, he was employed at Fiduciary Partners, Mayer Brown & Platt and Merrill Lynch. Mr. Schultze has earned an M.B.A. from Columbia Business School and a J.D. from Columbia Law School. He also received a B.A. with a joint major in Economics and Political Science and the Henry Rutgers Scholar distinction from Rutgers, The State University of New Jersey.

Gary M. Julien

Gary M. Julien has been Schultze’s Executive Vice President since September 2018 and has served as a director on the Board since December 2018. Mr. Julien is also a Managing Director, Acquisitions at Schultze Asset Management. Mr. Julien has over 20 years of M&A and public and private equity investment experience across a variety of industries, including experience in the special purpose acquisition company market. Mr. Julien previously led and supported M&A initiatives on behalf of entities controlled by Mario J. Gabelli, Chairman, and CEO of GAMCO Investors, Inc., including as Executive Vice President, Corporate Development for PMV Acquisition Corp. LICT Corporation and CIBL, Inc. From November 2009 through 2014, Mr. Julien was Senior Vice President at Bronson Point Management, an investment management firm, where he originated, oversaw and analyzed public market investments helping to the firm grow from approximately $70 million in asset under management at launch in 2010 to $1.9 billion in 2014. From 2007 through 2009, Mr. Julien led and supported M&A and corporate finance initiatives for the private investment firm Kanders & Company, Inc. and its affiliates including as Vice President, Corporate Development of Kanders & Company, Clarus Corp. and Highlands Acquisition Corp. From 2003 through 2006, Mr. Julien was Vice President, Corporate Development for Armor Holdings, Inc., an aerospace and defense company and portfolio company of Kanders & Company, where he oversaw mergers, acquisitions and divestitures for the company, executing 15 transactions during this period and investing approximately $1.2 billion. During this period of time, Armor Holdings’ revenue grew from $305 million to $2.4 billion prior to its sale to BAE Systems plc in July 2007 for $4.5 billion. Mr. Julien previously worked at Global Crossing Ltd. where he led and supported several M&A, joint ventures and minority investments. Mr. Julien received an M.B.A. with honors in Finance from Columbia Business School and a B.S. from the Newhouse School of Communications at Syracuse University.

Jeffrey M. Glick

Jeffrey M. Glick has been Schultze’s Chief Financial Officer since September 2018 and has served as Chief Financial Officer of Schultze Asset Management since May 2016 where he is responsible for all aspects of the firm’s financial reporting, treasury, accounting and tax matters. In 2011, Mr. Glick founded, and continues to operate, START U UP, LLC, a consulting firm that specializes in providing outsourced CFO and compliance services to the alternative asset management industry. Mr. Glick was previously Chief Financial Officer for Sagard Capital, a hybrid private equity and alternative asset manager, from 2008 through 2011, where he also served on the investment committee and as the Chief Compliance Officer. From 1991 through 2008, he was Chief Financial Officer of Almaz USA, a precious metals trading and marketing firm and also served as a Director of Almaz’s off-shore subsidiary. Mr. Glick previously served as Manager of Mergers and Acquisitions at Phibro Energy, a division of Salomon Brothers, and was an internal auditor in the Real Estate division at Merrill Lynch. Mr. Glick is a graduate of Binghamton University with a B.S. in Accounting.

Scarlett Du

Scarlett Du has been Schultze’s Secretary since September 2018 and has served as the General Counsel and Chief Compliance Officer of Schultze Asset Management since November 2011 where she is responsible for providing advice and guidance on a range of legal, regulatory and compliance matters. Prior to joining Schultze Asset Management, Ms. Du worked from as an in-house attorney for the Reserve Fund, a money market mutual fund that managed $120.0 billion in assets under management, from January 2008 to January 2010, and in the New York office at Ropes & Gray, a law firm, from September 2005 to January 2008. Before starting her private legal practice, Ms. Du clerked for a federal district judge, the Honorable Gordon Quist, in the Western District of Michigan. Before switching to law, Ms. Du worked in the accounting and audit field for nine years, including with Deloitte & Touche. Scarlett earned a B.A. and M.A. in Economics from City College, CUNY and a J.D. from Northwestern University Pritzker School of Law.

William G. LaPerch

William G. LaPerch has served as a director on the Board since December 2018. He has served as Executive Chairman of Hylan Inc., a provider of specialty contracting services in the New York City region for telecommunications providers and municipal organizations, since July 2016, and as President of LaPerch Consulting, LLC (a provider of consulting services to private equity firms) since September 2012. From 2004 to 2012, Mr. LaPerch served as the President and Chief Executive Officer and a member of the board of directors of AboveNet, Inc., then a publicly-traded provider of bandwidth infrastructure services, prior to which he served as Senior Vice President Operations. At AboveNet he was responsible for guiding the company out of Chapter 11 (AboveNet emerged from protection under Chapter 11 of the U.S. Bankruptcy Code effective September 2003) and establishing the company as a profitable and recognized leader in providing optical connectivity solutions for Fortune 1000 companies. In March 2012, AboveNet was acquired by Zayo Group Holdings for $2.2 billion. Before joining AboveNet, Mr. LaPerch served as Senior Vice President of Network Services at MCI and he also held executive positions at NYNEX. Mr. LaPerch currently serves on the boards of Digital Realty Trust (NYSE: DLR) since March 2013 and Windstream (NASDAQ: WIN) since September 2014 and was on the board of Imation, Inc. (NYSE: IMN) from November 2012 to August 2015. Mr. LaPerch also serves as a board member and advisor to several privately held companies including First Light Fiber and Hylan Inc. Mr. LaPerch is a graduate of the United States Military Academy at West Point and received his M.B.A. from Columbia Business School.

William T. Allen

Mr. William T. Allen has served as a director on the Board since December 2018. Mr. Allen has extensive 30-year background managing businesses and providing leadership to manufacturing operations requiring operational turnarounds, notably as CEO. Amongst industries Mr. Allen has worked in have included nuclear power, oil/petrochemical, automotive, industrial equipment, steel fabrication and plastic injection molding. Mr. Allen was, until December 2017, CEO of Werner Co., Inc., a leading manufacturer of industrial climbing products, from August 2007, and President and Chairman of the Board since March 2009, through its sale to Triton Funds in July 2017. Mr. Allen serves as a member of the board of directors of MModal, a leading provider of clinical documentation technology solutions to the healthcare market. Until recently, Mr. Allen also served as a board member of Rockport, a leading provider of men’s and women’s footwear, which filed a voluntary petition for reorganization under Chapter 11 in the U.S. Bankruptcy Court for the District of Delaware and is in the process of being sold to through Section 363 of the Bankruptcy Code. He has also held board positions at USI, Arclin, Constar, Ames Taping Tools, Oriental Trading, Hines Nurseries, Running Aces Harness Park, WrightLine (former CEO), APW (former CEO), Chart Industries (former CEO) and Millennium Rail, many of which were on behalf of leading alternative investment firms including Ares Management, Black Diamond Capital Management, Oaktree Capital and Crescent Capital Group. In 2012, Mr. Allen received the Pittsburgh Business Times’ Diamond Award as CEO of the Year in the ‘Large for Profit’ category.

John J. Walker

Mr. John J. Walker has served as a director on the Board since December 2018. Mr. Walker has 37 years of financial and executive management experience including 21 years as a Chief Financial Officer with both public and private companies. Since 2011, Mr. Walker has been a Director of The Descartes Systems Group, Inc. (NASDAQ: DSGX, TSX: DSG), a logistics technology company and serves as Chair of the Audit Committee and a member of the Nominating Committee and the Corporate Governance Committee. From 2006 through 2010, he served as Chief Financial Officer, and Senior Vice President of Bowne & Company, a New York Stock Exchange — listed provider of documentation services largely to the financial services industry, during which he led and supervised a significant financial restructuring of the company leading to a sale of the company to R.R. Donnelley in 2010 for $481 million. Prior to Bowne & Company, from 1988 to 2006, Mr. Walker was an executive with Loews Cineplex Entertainment Corporation, then the 4th largest motion picture operator in the world, including sixteen years as Chief Financial Officer. In January 2006, the company was acquired by AMC Entertainment for $1.5 billion creating the second largest theater operator in the world. Prior thereto, Mr. Walker served for six years as Controller and Principal Accounting Officer of Corporate Property Investors, then one of the largest real estate investment trusts in the United States. Mr. Walker also served for six years as Treasurer and Assistant Corporate Controller of Princess Hotels International a company involved in the ownership and operation of luxury resort hotels, real estate and timesharing developments. He is a Member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. Walker started his professional career with then Price Waterhouse & Co. He received his B.S. in Accounting from the University of Scranton in 1974.

Additional Team Members

In addition to Schultze’s management, Schultze’s team includes certain other Schultze Asset Management employees and advisors. None of these individuals have any contractual obligation to Schultze or are otherwise required to commit any specified amount of time to Schultze’s affairs; however, Schultze expects that certain of these individuals will on average dedicate a significant amount of their professional time on Schultze’s affairs.

Number and Terms of Office of Officers and Directors

The Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to Schultze’s first annual meeting of stockholders) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. LaPerch and Allen, will expire at the special meeting. The term of office of the second class of directors, consisting of Messrs. Schultze, Julien and Walker, will expire at Schultze’s second annual meeting of stockholders.

Schultze’s officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint persons to the offices set forth in Schultze’s bylaws as it deems appropriate. Schultze’s bylaws provide that Schultze’s officers may consist of a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary and such other officers (including, without limitation, Vice Presidents, Assistant Secretaries and a Treasurer) as may be determined by the Board.

Executive Compensation

No executive officer has received any cash compensation for services rendered to Schultze. Commencing on December 10, 2018, through Schultze’s acquisition of a target business or liquidation, Schultze is obligated to pay our sponsor an aggregate fee of up to $10,000 per month for providing Schultze with general and administrative services including office space, utilities and secretarial support. However, this arrangement is solely for Schultze’s benefit and is not intended to provide Schultze’s executive officers or directors compensation in lieu of a salary.

Other than the administrative fee of up to $10,000 per month and the repayment of any loans made by our sponsor to Schultze, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our sponsor, members of Schultze’s management team or their respective affiliates, for services rendered prior to or in connection with the consummation of Schultze’s initial business combination (regardless of the type of transaction that it is). However, they will receive repayment of any loans from our sponsor and Schultze’s officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on Schultze’s behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by Schultze.

After Schultze’s initial business combination, members of Schultze’s management team who remain with the combined company may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to Schultze’s stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Committees of the Board of Directors

The Board has three standing committees: an audit committee, a nominating committee and a compensation committee.

Audit Committee

Schultze’s audit committee consists of Messrs. LaPerch, Allen and Walker, each of whom is an independent director under Nasdaq’s listing standards. Each member of the audit committee is financially literate, and the Board has determined that Mr. Walker qualifies as an “audit committee financial expert” as defined in applicable SEC rules because he meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience. Mr. Walker also serves as chairman of the audit committee. The audit committee’s duties, which are specified in Schultze’s audit committee charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in Schultze’s Form 10-K;

●	reviewing and discussing with management and the independent auditor the reviewed financial statements, and recommending to the Board whether the quarterly financial statements should be included in Schultze’s Form 10-Q;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of Schultze’s financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management Schultze’s compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by Schultze’s independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by Schultze regarding accounting, internal accounting controls or reports which raise material issues regarding Schultze’s financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by Schultze’s management team in identifying potential target businesses.

Nominating Committee

Schultze’s nominating committee consists of Messrs. LaPerch, Allen and Walker, each of whom is an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in Schultze’s nominating committee charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee

Schultze’s compensation committee consists of Messrs. LaPerch, Allen and Walker, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in Schultze’s compensation committee charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to Schultze’s Chief Executive Officer’s compensation, evaluating Schultze’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of Schultze’s Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of Schultze’s other executive officers;

●	reviewing Schultze’s executive compensation policies and plans;

●	implementing and administering Schultze’s incentive compensation equity-based remuneration plans;

●	assisting management in complying with Schultze’s proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for Schultze’s executive officers and employees;

●	if required, producing a report on executive compensation to be included in Schultze’s annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Code of Ethics

Schultze has adopted a code of ethics applicable to its directors, officers and employees. Schultze has filed a copy of its code of ethics, audit committee charter, nominating committee charter and compensation committee charter as exhibits to the registration statement filed in connection with the IPO. You may review these documents by accessing Schultze’s public filings at the SEC’s website at www.sec.gov. In addition, a copy of Schultze’s code of ethics will be provided without charge upon request to Schultze in writing at 800 Westchester Avenue, Suite 632, Rye Brook, NY 10573 or by telephone at (914) 701-5260. Schultze intends to disclose any amendments to or waivers of certain provisions of its code of ethics in a Current Report on Form 8-K.

Legal Proceedings

There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against Schultze or any members of its management team in their capacity as such.

Report of the Audit Committee*

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to the Board that the audited financial statements be included in Schultze’s Annual Report on Form 10-K for the year ended December 31, 2019.

Submitted by our audit committee:

William G. LaPerch

William T. Allen

John J. Walker

*	The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Schultze specifically incorporates it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Schultze’s common stock as of May [●], 2020, by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Schultze’s common stock;

●	each of our officers and directors; and

●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Schultze’s common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of Schultze’s warrants because such warrants are not exercisable within 60 days of the date of this proxy statement.

We have based our calculation of the percentage of beneficial ownership on 16,250,000 shares of Schultze’s common stock outstanding on May [●], 2020.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares of Common Stock
Schultze Special Purpose Acquisition Sponsor, LLC	3,190,000	(2)	19.6%
George J. Schultze	3,190,000	(2)	19.6%
Gary M. Julien	—		—
Jeffrey M. Glick	—		—
Scarlett Du	—		—
William G. LaPerch	20,000		*
William T. Allen	20,000		*
John J. Walker	20,000		*
All directors and executive officers as a group (seven individuals)	3,250,000		20.0%
Omni Partners LLP(3)	1,090,193		6.7%
Davidson Kempner Partners(4)	985,000		5.9%
Karpus Investment Management(5)	1,504,403		9.3%
Periscope Capital Inc.(6)	1,033,550		6.4%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the persons and entities is 800 Westchester Avenue, Suite 632, Rye Brook, NY 10573.

(2)	Represents shares held by our sponsor. Schultze Asset Management is the manager of our sponsor, and Schultze Master Fund, Ltd is the majority owner of our sponsor. Each of Schultze Asset Management and Schultze Master Fund, Ltd is controlled by George J. Schultze. Accordingly, Mr. Schultze may be deemed to beneficially own all of the shares held by our sponsor. Mr. Schultze disclaims beneficial ownership of any securities held by our sponsor except to the extent of his pecuniary interest therein.

(3)	According to a Schedule 13G filed with the SEC on February 14, 2020, on behalf of Omni Partners LLP, the business address for this stockholder is 4th Floor, 15 Golden Square, London W1F 9JG, UK.

(4)	According to a Schedule 13G filed with the SEC on December 21, 2018, on behalf of Davidson Kempner Partners, a New York limited partnership (“DKP”), Davidson Kempner Institutional Partners, L.P., a Delaware limited partnership (“DKIP”), Davidson Kempner International, Ltd., a British Virgin Islands business company (“DKIL”), Davidson Kempner Capital Management LP, a Delaware limited partnership and a registered investment adviser with the SEC (“DKCM”) and Messrs. Thomas L. Kempner, Jr. and Anthony A. Yoseloff. DKCM acts as investment manager to each of DKP, DKIP and DKIL. Messrs. Kempner, Jr. and Yoseloff, through DKCM, are responsible for the voting and investment decisions relating to the securities held by DKP, DKIP and DKIL. The business address of this stockholder is c/o Davidson Kempner Capital Management LP, 520 Madison Avenue, 30th Floor, New York, New York 10022.

(5)	According to a Schedule 13G filed with the SEC on February 14, 2020, on behalf of Karpus Management, Inc., d/b/a Karpus Investment Management. The business address of this stockholder is 183 Sully’s Trail, Pittsford, New York 14534.

(6)	According to a Schedule 13G filed with the SEC on February 14, 2020, on behalf of Periscope Capital Inc. (“Periscope”). Periscope, which is the beneficial owner of 777,350 shares of common stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds that collectively directly own 256,200 shares of common stock. The business address of this stockholder is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

In September 2018, our sponsor purchased 4,312,500 founder shares for an aggregate purchase price of $25,000. Our sponsor subsequently transferred certain founder shares to our independent directors at the same price originally paid for such shares. In December 2018, our sponsor forfeited 575,000 founders’ shares. Following the expiration of the underwriters’ over-allotment option on January 24, 2019, our sponsor forfeited 487,500 shares, so that our initial stockholders continue to own 20% of our issued and outstanding shares.

Simultaneously with the closing of the IPO, we consummated the sale of 4,150,000 private placement warrants at a price of $1.00 per warrant in a private placement to our sponsor, generating gross proceeds of $4,150,000. Immediately following the closing of the IPO, a total of $130,000,000 ($10.00 per unit) of the net proceeds from the IPO and the private placement was placed in a trust account established for the benefit of our public stockholders, with Continental Stock Transfer & Trust Company acting as trustee. Each private placement warrant entitles the holder to purchase of one share of common stock at $11.50 per share. The private placement warrants purchased in the private placement are identical to the warrants included in the units sold in the IPO, except that the private placement warrants and the common stock issuable upon exercise of the private placement warrants will not be transferable, assignable or salable until after the consummation of our initial business combination subject to certain limited exceptions. Additionally, the private placement warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or any of their permitted transferees. If the private placement warrants are held by holders other than the initial purchasers or their permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units sold in the IPO.

In order to meet our working capital needs, our sponsor, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into warrants at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants. If we do not complete a business combination, the loans will be forgiven.

The holders of our founder shares as well as the holders of the private placement warrants and any warrants our sponsor, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to a registration rights agreement entered into on December 10, 2018. The holders of a majority of these securities are entitled to make up to three demands that we register such securities, excluding short form registration demands. The holders of the majority of the founder shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the founder shares are to be released from escrow. The holders of a majority of the private placement warrants or warrants issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Our sponsor loaned us an aggregate of $200,000 in connection with the expenses of the IPO, pursuant to the terms of a promissory note. We fully repaid the loans from our sponsor on December 13, 2018.

Our sponsor, which is affiliated with our officers and directors, has agreed that, commencing on December 10, 2018 through the earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay our sponsor an aggregate of up to $10,000 per month for these services. Accordingly, our officers and directors will benefit from the transaction to the extent of their interest in our sponsor. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary. We believe, based on rents and fees for similar services in the Rye Brook, NY area, that the fee charged by our sponsor is at least as favorable as we could have obtained from an unaffiliated person.

Other than the administrative fee of up to $10,000 per month, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive the repayment of any loans from our sponsor, officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of the Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our code of ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or our audit committee). Related-party transactions are defined as transactions in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) we or any of our subsidiaries is a participant, and (iii) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to our audit committee charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. Our audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide our audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors including (i) an entity that is either a portfolio company of, or has otherwise received a material financial investment from, any private equity fund or investment company (or an affiliate thereof) that is affiliated with any of the foregoing, (ii) an entity in which any of the foregoing or their affiliates are currently passive investors, (iii) an entity in which any of the foregoing or their affiliates are currently officers or directors, or (iv) an entity in which any of the foregoing or their affiliates are currently invested through an investment vehicle controlled by them, unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, and the approval of a majority of our disinterested independent directors that the business combination is fair to our unaffiliated stockholders from a financial point of view.

Director Independence

Nasdaq listing standards require that a majority of the Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Messrs. LaPerch, Allen and Walker are “independent directors” as defined in the Nasdaq listing standards.

STOCKHOLDER PROPOSALS

If the Charter Amendment is approved, we anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to our corporate secretary at our principal executive offices not later the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Schultze’s proxy solicitor, at 470 West Avenue, Stamford, CT 06902, telephone number: (800) 662-5200, email: SAMA.info@investor.morrowsodali.com; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Schultze Special Purpose Acquisition Corp., 800 Westchester Avenue, Suite 632, Rye Brook, NY 10573, Attention: Scarlett Du, Secretary.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than June [●], 2020.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
Schultze Special Purpose Acquisition Corp.

June [●], 2020

Schultze Special Purpose Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Schultze Special Purpose Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 11, 2018 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on December 10, 2018;

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the holders of at least sixty-five percent (65%) of the outstanding shares of the common stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ option to purchase additional units) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on November 20, 2018 (SEC File No. 333-228494), as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by September 30, 2020 (the “Termination Date”) and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to pre-initial Business Combination activity (as described in Section 9.7) and related stockholders’ rights, including the ability of holders of Offering Shares to exercise Redemption Rights (as defined in Section 9.2(a)) pursuant to Section 9.2(a) or the substance or timing of the Corporation’s obligation to redeem the Offering Shares pursuant to Section 9.2(d). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of the Corporation, Schultze Special Purpose Acquisition Sponsor, LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

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5. The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which shall be net of taxes payable and less up to $150,000 to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, Schultze Special Purpose Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Schultze Special Purpose Acquisition Corp.

By:
Name: George J. Schultze
Title: Chief Executive Officer

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Preliminary Proxy Card

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
June [●], 2020

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May [●], 2020, in connection with the Special Meeting of Stockholders to be held on June [●], 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints George J. Schultze, Gary M. Julien and Jeffrey M. Glick, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Schultze Special Purpose Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June [●], 2020: This notice of special meeting and the accompanying proxy statement are available at [●].

	FOR	AGAINST	ABSTAIN

Proposal 1 — The Charter Amendment

To amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from June 13, 2020 to September 30, 2020.

	☐	☐	☐

Proposal 2 — The Director Proposal

To re-elect two directors to the Company’s board of directors with each such director to serve until the second annual meeting of stockholders following the Special Meeting of Stockholders or until his successor is elected and qualified.

	FOR	WITHHOLD
William G. LaPerch	☐	☐
William T. Allen	☐	☐

	FOR	AGAINST	ABSTAIN

Proposal 3 — The Auditor Proposal

To ratify the selection by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

	☐	☐	☐

Dated: _________________________ 2020 ______________________________________________ Stockholder’s Signature ______________________________________________ Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.